UNITED STATESS
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2010

Vycor Medical, Inc.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	333-149782	20-3369218

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

80 Orville Drive, Suite 100, Bohemia, NY		11716

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 631-244-1435

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01  Entry Into a Material Definitive Agreement

Item 5.02  Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01  Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Item 1.01  Entry Into a Material Definitive Agreement

Effective as of February 10, 2010, Vycor Medical, Inc. (the “Company”) entered into a Consulting Agreement (“Consulting Agreement”) with Fountainhead Capital Management Limited (“FCM”) pursuant to which FCM will provide the following services to the Company:

(a)

FCM will familiarize itself to the extent it deems appropriate with the business, operations, financial condition and prospects of the Company and assist in developing an overall strategic plan;

(b)

At the request of the Company’s management, FCM will provide strategic advisory services relative to the achievement of the Company’s business plan;

(c)

FCM will assist the Company on the preparation of budgets and strategic plans and assist in the analysis and negotiation of proposed contractual and other transactions;

(d)

FCM will assist in the identification and qualifying of potential investors including institutional funds which might have an interest in evaluating participation in financing transactions with the Company;

(e)

FCM will assist the Company in the analysis, negotiation, structuring and if possible implementation of merger, acquisition and corporate finance transactions;

(f)

At the request of the Company’s management, FCM will provide advisory services related to corporate governance and matters related to the maintenance of the Company’s status as a publicly-reporting company, and will assist the Company in satisfying various corporate compliance matters;

(g)

At the request of the Company’s management, FCM will assist the Company in negotiations with Company creditors; and

(h)

At the request of the Company’s management, FCM will assist the company with the selection and management of financial, legal, investor relations and other external advisors.

(i)

Under the terms of the Consulting Agreement, FCM will not have the authority to bind the Company.  The term of the Consulting Agreement is two (2) years and FCM will be paid a monthly retainer of $8,500.00, which shall be accrued and paid (at the option of FCM) in cash (following Vycor completing an additional funding of at least $1.5 million) or in Company stock valued at $0.0125 per share.  In addition, upon execution of the Consulting Agreement, the Company shall issue to FCM warrants to purchase 39,063,670 shares of the Company’s Common Stock, at a price of $0.0125 per share and is obligated to issue to FCM warrants to purchase an additional 39,063,670 shares of the Company’s Common Stock, at a price of $0.0125 per share should new funding totaling $3 million in aggregate in Common Stock of Vycor or in securities convertible into Common Stock of Vycor at a price of no less than $0.0125 per share of Common Stock be closed during the term of the Consulting Agreement.  All warrants are exercisable over a five-year term.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Effective as of February 10, 2010, the board of directors of Vycor Medical, Inc. (the “Company or “Vycor”) appointed two additional directors of the Company, which will bring the total number of directors serving the Company to six.  The following new directors were appointed:

Adrian Christopher Liddell (51) He is a principal of Fountainhead Capital Partners Limited, an investment company based in Jersey, Channel Islands, which invests in, raises capital for and provides strategic advice to growth companies in healthcare and other sectors. Mr. Liddell has 30 years of strategic, corporate and financial advisory and company investment. From 2003-2006, Mr. Liddell was an investment advisor at Phoenix Equity Partners, a European private equity fund. From 1998 to 2003, Mr. Liddell served as Managing Director, Mergers & Acquisitions at Donaldson Lufkin & Jenrette and then Citigroup in London. From 1984 to 1998, Mr. Liddell held various positions at Samuel Montagu & Co, Lehman Brothers and Erik Penser Corporate Finance in London. Mr. Liddell qualified as a Chartered Accountant in 1984 and holds an MA from Christ’s College, Cambridge University.

David Marc Cantor (43) He is a founding principal of Fountainhead Capital Partners Limited, an investment company based in Jersey, Channel Islands, which invests in, raises capital for and provides strategic advice to growth companies across a broad range of sectors.  Mr. Cantor has over 22 years experience in Investment Banking with a focus on Mergers and Acquisitions and Equity Capital Raisings. Prior to Fountainhead from 2001 – 2005 he was at Citigroup Capital Markets where he was Co-head of its European Business Development and subsequently European Head of its Diversified Industrials and Aerospace activities. Prior to Citigroup he was a Managing Director in M&A at Donaldson Lufkin & Jenrette and worked at Lehman Brothers both in New York and London in both the Equity capital and M&A groups. Mr. Cantor has a BSc with Honours from City Business School, London.

Both directors will serve until their successors are appointed or the next stockholders’ meeting where directors are elected.  Each of Messrs. Liddell and Cantor act as Investment Manager pursuant to individual Investment Management Agreements with Fountainhead Capital Management Limited (“FHM”), the largest stockholder of the Company, which currently holds approximately 85% of the issued and outstanding shares of the Company’s Common Stock.  In addition, FHM is a holder of the Company’s Debentures and is party to a Shareholder’s Agreement with the Company (as disclosed on the Company’s Current report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 6, 2010, which is incorporated herein in its entirety by this reference) and a Consulting Agreement which is described in Item 1.01, above.

There are no special arrangements between the Company and Fountainhead Capital Management Limited relative to the service of Messrs. Liddell and Cantor as directors of the Company and there are no specific direct compensatory arrangements relative to their service.  It has not yet been determined whether Messrs. Liddell and Cantor will serve on any specific committees of the Company’s board of directors.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

None

(d) Exhibits

10.1

Consulting Agreement dated as of February 10, 2010 by and between Vycor Medical, Inc. and Fountainhead Capital Management Limited

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL, INC.

/s/ Heather Vinas

By:________________________

Name:

Heather Vinas

Title:

President

Dated:

February 11, 2010